UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On March 9, 2016, Energy Fuels Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with a syndicate of underwriters led by Cantor Fitzgerald Canada Corporation, Haywood Securities Inc. and Roth Capital Partners, LLC under which the underwriters have agreed to buy on an underwritten basis 4,375,000 units (the “Units”), each Unit consisting of one common share (each a “Share”) and one half of one warrant (each whole warrant a “Warrant”), at a price of US$2.40 per Unit for gross proceeds of US$10.5 million (the “Offering”). Each Warrant will be exercisable until March 14, 2019 and will entitle the holder thereof to acquire one Share upon exercise at an exercise price of US$3.20 per Share. The Company has granted the underwriters an option, exercisable at the offering price until the closing date of the Offering, to purchase up to an additional 15% of the base Units offered in the Offering (which may be exercised for Units, Shares, Warrants or a combination thereof) to cover over-allotments, if any, and for market stabilization purposes. The Offering is expected to close on March 14, 2016, subject to obtaining customary TSX and NYSE MKT approvals.

The Offering will be made in the United States under the Company’s shelf registration statement on Form F-10 (Registration No. 333-194916), including a base prospectus dated April 9, 2014, as supplemented by a final prospectus supplement dated March 9, 2016, and in each of the Canadian provinces of Canada, except Quebec, pursuant to a final prospectus supplement dated March 9, 2016, to the Registrant’s short form base shelf prospectus dated April 9, 2014.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, conditions to closing and indemnification provisions, as well as a form lock-up agreement that has been signed by certain of the Company’s directors and officers, filed herewith as Exhibit “B” to Exhibit 10.1

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed hereto as Exhibit 10.1

Item 8.01   Other Events.

On March 9, 2016, the Company issued a press release attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Underwriting Agreement
99.1	Press Release dated March 9, 2016
99.2	Consent of Douglas Beahm*
99.3	Consent of Broad Oak Associates*
99.4	Consent of Geoffrey S. Carter*
99.5	Consent of Richard White*
99.6	Consent of Borden Ladner Gervais LLP
99.7	Consent of Stikeman Elliott LLP

*Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7 are incorporated by reference into the Company’s Form F-10 Registration Statement (File No. 333-194916)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: March 9, 2016	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate
Secretary